SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          December 13, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                    THE HYDROGIENE CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                      12335 World Trade Drive
                              Suite 8
                     San Diego, California 92128
               (Address of principal executive offices)

                             858/675-8033
                        fax: 858/675-0380
                    Registrant's telephone number

                         DECURION CORPORATION
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                    Former name and former address


 Florida                       0-26417                  91-1853701
(State or other            (Commission             (I.R.S. Employer
jurisdiction of            File Number)           Identification No.)
 incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") effective December 13, 1999, the Hydrogiene Corporation ("Hydrogiene" or the "Company"), a Florida corporation, acquired all the outstanding shares of common stock of Decurion Corporation ("Decurion"), a Delaware corporation, from the shareholders thereof in an exchange for an aggregate of 1,500,000 shares of common stock of Hydrogiene (the "Acquisition").

        The Acquisition was approved by the unanimous consent of the Board of Directors of Hydrogiene of December 8, 1999. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

        Prior to the Acquisition, Hydrogiene had 38,794,221 shares of common stock issued and outstanding and 40,294,221 shares issued and outstanding following the Acquisition.

        Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Hydrogiene elected to become the successor issuer to Decurion Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 13, 1999.

        A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of Hydrogiene's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                                   Number of shares of          Percent of
                                   Common Stock                Common Stock
Name                               Beneficially Owned          Beneficially
                                                               Owned (1)

Charles and Wiebeke Kallmann (2)        8,267,942                19.0%
11870 Caminito Ronaldo #139
San Diego, California 92128

Magna IV, Ltd. (3)                      7,026,747                17.4%
11870 Caminito Ronaldo #139
San Diego, California 92128

Michael Brette (4)                     12,350,000                28.5%
24064 Adams Avenue
Morrietta, California 92562

(1)     Based upon 40,294,221 outstanding shares of common stock.

(2) Includes an option to purchase additional 3,000,000 shares of common stock of the Company at an exercise price of $.15 per share held in Mr. Kallmann's name.

(3)     Beneficially owned by Wiebeke Kallmann Revocable Trust,
        11870 Caminito Ronaldo #139, San Diego, California 92128.

(4) Includes an option to purchase additional 3,000,000 shares of common stock of the Company at an exercise price of $.15 per share. Also includes 8,800,000 shares of common stock held by Venturenet.com, LLC, an entity controlled by Mr. Brette.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Decurion and Hydrogiene. In evaluating the Acquisition, Decurion used criteria such as the value of the assets of Hydrogiene, Hydrogiene's ability to compete in the market for personal hygiene products, the unique nature of Hydrogiene's products, the increased use of the Internet as a marketing tool, Hydrogiene's current and anticipated business operations, and Hydrogiene's business name and reputation in the personal hygiene industry.

        (b) The Company intends to achieve its expansion objectives by growth at its existing facilities, use of multiple media consumer education marketing efforts, establishing its name recognition and consumer familiarity with the Company's products and obtaining patent and trademark protection for its family of personal hygiene products.

BUSINESS

COMPANY

        Hydrogiene is a development-stage company, originally incorporated on August 28, 1997 in the State of California and, subsequently, re-incorporated in the State of Florida, that manufactures and markets the Hydrogiene family of personal care systems that convert tank-type and flush-type valve toilets into personal multi-functional cleansing, water therapy and sitz bath systems. The Company's systems are similar in function to Europe's bidets without the additional plumbing and space requirements. To the best of management's awareness, there is no other company in the United States engaged in manufacturing or marketing goods similar to those manufactured or marketed by the Company. The Company requires additional funding in order to accomplish its growth objectives and marketings of its products.

PRODUCTS

        The Company's products are the Theraclenze and Mediclenze systems, European-style personal hygiene and water therapy systems for tank-type or flushometer-equipped toilets. These systems may be installed on existing toilets without incurring additional plumbing, electrical or construction costs. Each unit includes a limited lifetime warranty as well as a 3-year warranty on springs and washers.

        The Theraclenze System. The Theraclenze System comes completely assembled, requiring only affixing the Theraclenze System to the toilet with four screws. The installation procedure is usually less than five minutes. The Theraclenze System fastens onto any water inlet coupling and ballcock fitting used by United States toilets over the past 50 years. The Theraclenze System is designed to be easily used by the physically challenged or handicapped. Once released, the system automatically turns itself off or may be kept on until desired to be turned off at the option of the user. The auto control handle prevents the possibility of flood or waste water. The unit retracts when not in use, thereby preventing it from being soiled. The Theraclenze System is designed so that soiled water cannot flow back into the water tank. The Theraclenze System is supplied in a lasting clinical white finish with a lifetime anti-bacterial surface. High tensile strength plastic construction of the Theraclenze System allows the Company to offer a lifetime warranty on all parts exclusive of springs, washers, and O-rings. Management believe that the Theraclenze System meets all states' health and building codes. The Company expects the Theraclenze System to be Medicare approved in early 2000. There is no assurance that such approval will be given.

        The Mediclenze System. The Mediclenze Flush Valve Intimate
Personal Care and Therapy System, a companion to the Theraclenze
System, is specifically designed for commercial use and installation to existing flushometer toilets. The Mediclenze System differs from the Theraclenze System in several ways. It was designed to endure heavy-duty usage over long periods of time. The installation is tamper and vandal resistant, and is permanently fixed to the bottom of the seat. Corrosion resistant materials are used throughout the Mediclenze System. The Mediclenze System features an anti-bacterial coating impregnated into the ABS plastic surfaces to combat several bacteria. Management believes that the Mediclenze System meets all applicable plumbing codes used throughout the United States. The
Mediclenze System was specifically designed for use in hospitals, hotels (in their public restrooms), office and commercial buildings, wherever tank type toilets are not installed. An off-balance sheet lease as well as a finance program have been designed to make volume installations affordable. The Mediclenze System comes with a limited lifetime warranty on all parts exclusive of O-rings, washers and hoses.

        Both the Theraclenze and Mediclenze Systems are currently undergoing extensive testing by Underwriters' Laboratories, an independent entity that performed durability, corrosion, seepage and water pressure limits for the International Association of Plumbing and Manufacturers Organization ("IAPMO"). No conclusions as to validity or health benefits of the Hydrogiene personal care systems have been reached.

OPERATIONS

        The Company believes that it is the only manufacturer of Mediclenze and Theraclenze Systems type products in the United
States market at this time. The Company's products may be tax deductible with a physician's or chiropractor's prescription.

        Commencing in March, 2000, the Company intends to deliver the Hydrogiene Theraclenze and Mediclenze Systems to several retail outlets throughout the United States. The Company will seek to install its products in hotels and other leisure facilities in the San Diego, Orange County and Riverside Counties of Southern California, as well as several hotels located in Las Vegas, Nevada. The Company intends to generate cash flow as a result of these operations.

        Currently, the Company has placed the primary emphasis on product development and dependability, testing and customer test marketing. The Company has made limited sales of its products and has been, and is currently, operating at a loss. The Company requires additional funding to achieve its growth objectives. If the Company does not receive additional funding, it will not be able to pursue its marketing plan and, in such case, may not be able to successfully conduct its operations.

MARKETING

        The Company intends to employ a variety of marketing techniques to attract potential consumers of its products. In addition to trade shows, conferences and conventions, the Company intends to mount an integrated marketing campaign. This marketing campaign will target both potential dealers and distributors of the Company product and end users and customers of the Hydrogiene products. The Company intends to deploy a multiple media marketing campaign to increase the process of awareness, interest, evaluation, trial and purchase of the Company product by prospective customers.

        As a part of its promotional campaign, the Company placed an advertisement in the Sears Home Care catalog in June, 1999. Subsequently, the Company shipped its initial order to Sears as stock inventory for Sears. As a result of this advertising effort, 48 units have been ordered and shipped. Two newspaper articles briefly describing the Company's personal hygiene and water therapy systems appeared in April, 1999 issues of The Los Angeles Times and The Chicago Tribune. These articles described the Company and its plans to market its personal care systems to the United States consumers.

        The Company has established its presence on the Internet through a Web site at http://www.hydrogiene.com. This Wed site has been indexed with national and international search engines, enabling consumers around the globe to be able to access Hydrogiene personal care systems information.

        The Company intends to launch a print media advertisement campaign. Management has identified several trade, general consumer and special interest group promotion publications. The Company also intends to develop a national television advertising campaign with the production of an informercial utilizing several spokespersons in order to reach the widest possible segments of the U.S. population.

TRADEMARKS AND PATENTS

        Presently, the Company has no patents or trademarks. The
Company filed for domestic patent and trademark protection of its Mediclenze and Theraclenze systems and these applications are currently pending approval.

        Pending completion of test routines, the Company intends to request an approval and official "Universal Plumbing Code" logo of the International Association of Plumbing and Mechanical Officials. "UPC" logo indicates that the Company products meet plumbing code requirements in all fifty states. No assurance can be given that the Company will receive such approval.

PROPERTY

        The Company's principal executive offices are at the 4,700 square foot assembly facility located at 12335 World Trade Drive, Suite 8, San Diego, California 92128 and its telephone number is
(858) 675-8033. This building is a leased facility with a monthly rent of $2,885. The lease term is five years and it will terminate on January 3, 2004.

SUPPLIERS

        The Company sub-contracts all components manufacturing of its products. Several vendors in San Diego, California, supply plastic parts, tubing, and rings and springs coating. Presently, there are no contractual arrangements between the Company and its suppliers.
Purchase orders are written to request parts as required.

EMPLOYEES

        The Company currently employs five full-time and no part-time employees.

LITIGATION

        On August 23rd, 1999, the City of San Diego filed a criminal complaint against the Hydrogiene Corporation, Charles Kallmann, president of the Company, and Wiebeke Kallmann, then a director of the Company and the spouse of Charles Kallmann, for 120 counts of misleading statements regarding the health benefits of the Company's products and publishing a general announcement of a securities offering that did not conform to the California Corporations Code. All counts were misdemeanors. Subsequently, the court dismissed charges against the Company and Mrs. Kallmann and accepted Mr. Kallmann's no contest plea. Mr. Kallmann was sentenced to a 3-year probation on the condition that he violate no laws, perform community service and pay a $10,000 fine and $200 in restitution.

        There is no current outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

MARKET FOR THE COMPANY'S SECURITIES

        The Company has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rule 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. The Company's common stock is traded on the NASD OTC Bulletin Board under the symbol HICS. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

        The Company was required to become a reporting company by the close of business on December 15, 1999. Hydrogiene acquired all the outstanding shares of Decurion to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

MANAGEMENT

Name                               Age               Title

Charles Kallmann         72   President, Chief Executive Officer, Director
Michael Brette           49   Director, Vice President
Arden E. Roney           63   Director
Noel D. Thomas           56   Director of Operations

        CHARLES W. KALLMANN has served as President and Chief Executive Officer of the Hydrogiene Corporation since the Company's inception in 1995. From 1992 to 1995, Mr. Kallmann was President and Chief Executive Officer of Star of Phoenix Aircraft Corporation, a manufacturer of training and sports-light aircraft. From 1985 to 1992, Mr. Kallmann resided in Hamburg, Germany, where he served as a Managing Director of ARK Petroleum Group, GMBH, a bulk petroleum distributor. Mr. Kallmann attended Riverside Military Academy from 1938 to 1944.

        MICHAEL BRETTE has served as Vice President and Director of the Hydrogiene Corporation since 1998. Prior to Mr. Brette's association with the Hydrogiene Corporation, he served as a Chairman of Capital Asset Management, LLC. Mr. Brette is President of BST International, a company handling investments in off-shore mutual funds, banking and trust administration and formations. Mr. Brette is a Managing Director for Swiss Trade and Commerce Trust Co. Mr. Brette has received a Bachelor of Science degree in Political Science and Bachelor of Arts degree in Philosophy from Ohio State University in 1974 and a Juris Doctor degree from Western State University Law School in 1978.

        ARDEN E. RONEY has served as Director of the Company since July, 1998. Mr. Roney is one of the co-founders of Nu-skin, a multi-level cosmetics marketing company. During past several years, Mr. Roney was employed as a consultant capacity to numerous businesses both nationally and internationally. Mr. Roney received a Bachelor of Business Administration degree in 1950 from the University of California at Los Angeles and a Master's of Business Administration/Marketing degree from the University of California in Los Angeles.

        NOEL D. THOMAS has served as Director of Operations for the Hydrogiene Corporation since June, 1998. Mr. Thomas possesses experience dealing with the Federal and State Governments as to labor and accidents reports and in helping to set up fire department training through the Department of Labor and the Local Firefighters Union. Mr. Thomas earned an Associate of Science Degree in Fire Science from Miramar College in San Diego in 1975 and is a Certified Strike Team Leader, Fire Instructor and Fire Officer.

EXECUTIVE COMPENSATION

        Charles Kallmann receives $144,000 per annum. He has no form of other compensation. No compensation is paid to any of the other directors.

RISK FACTORS

        THE COMPANY IS CURRENTLY OPERATING AT A LOSS.
 For the period from June 1999 to November 1999, the Company had a net loss of $204,302. If losses continue, The Company
Corporation may need to raise additional capital through the placement of its securities or from debt or equity financing.
If the Company is not able to raise such financing or obtain alternative sources of funding, management will be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales of its securities cannot be generated or other sources of financing located.

        LIMITED HISTORY OF OPERATIONS. The Company did not commence its operations until July, 1997. The Company has only a limited history of operations. The Company operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise in a competitive field of personal care and hygiene. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its products and concepts, market awareness, its ability to expand its network of participating distributors, reliability and acceptance of the Internet as a means of promoting the Company product, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

        LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company's success in achieving its growth objectives depends upon the efforts of Charles Kallmann, president of the Company and other top Company management members. Their experience and industry-wide contacts significantly benefit the Company. The loss of the services of any of these individuals may have a material adverse effect on our business, financial condition and results of operations. The Company does not maintain key-man life insurance on any of its executives. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any or all of these individuals' services.

        THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. Although the Company is required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

        THE COMPANY MAY FAIL TO GENERATE SUFFICIENT INTEREST IN ITS PRODUCTS. The Company must undertake substantial effort to educate the buying public in the U.S. as to the Company's products and their potential health and personal care benefits. The Company may encounter significant cultural and social resistance in its marketing efforts. There is no assurance that the Company will be able to generate interest in and to create and maintain steady demand for its products over time.

        MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL SHAREHOLDER VOTE. Charles Kallmann and Michael Brette, together with entities affiliated with them or otherwise in cooperation with them, may control up to 70% of the outstanding common stock. As a result, these stockholders may be able to exercise control over matters requiring stockholder approval, including the election of directors and the approval of material corporate matters such as change of control transactions. The effects of such control could be to delay or prevent a change of control of the Company which may be favorable to other shareholders unless the terms are approved by Mr. Kallmann and Mr. Brette.

        LACK OF CONTINUED DEVELOPMENT OF E-COMMERCE MARKET. The use of the Internet and World Wide Web for commercial purposes is expanding dramatically. There is no assurance, however, that as increased commerce takes place on the Internet that unforeseen overloads, lack of sufficient hardware, telephone availability or other problems may not develop. In addition, consumer use of the Internet for purchases, banking, and other commercial uses may decline for any number of reasons such as security problems, overload difficulties, shopping trends, or slow Internet access. These difficulties may undermine Company's promoting and marketing efforts. There is no assurance that the Company would be able to successfully overcome these difficulties.

        FAILURE TO ATTRACT QUALIFIED PERSONNEL. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain qualified personnel, administrators and corporate management. There is no assurance that the Company will be able to employ a sufficient number of qualified training personnel in order to achieve its growth objectives.

        TRADEMARK PROTECTION AND PROPRIETARY MARKS.   The Company
has filed for patent and trademark protection. There is also no assurance that the Company will be able to prevent competitors from using the same or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Articles of Incorporation of the Company authorizes the issuance of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common or preferred stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market for the Company's common stock.

        PENNY STOCK REGULATION. The Company's common stock is deemed to be a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date.
If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations are dependent upon the properly functioning computer equipment which may fail because of such Year 2000 problems. The Company does not know what steps, if any, have been taken by any of its business partners in regard to the Year 2000 problems. The Company's operations will be severally curtailed if one or more of its business partners were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the Company will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

        Successor Issuer Election.

        Pursuant to Rule 12g-3(a) of the General Rules and
Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Decurion Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 13, 1999.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        James M. Cassidy resigned as an officer and director of Decurion effective upon completion of the Acquisition.

ITEM 7.     FINANCIAL STATEMENTS

        No financials are filed herewith. The Registrant is required to file financial statements by amendment hereto no later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.     CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS

2.1. Agreement and Plan of Reorganization thereto between The Hydrogiene Corporation and Decurion Corporation, dated December 13, 1999.

*3.1. Articles of Incorporation of The Hydrogiene Corporation, as amended.

*3.2.   By-Laws of The Hydrogiene Corporation, as amended.

*27.1.  Financial Data schedule.
_____
*To be filed by amendment


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.




                               THE HYDROGIENE CORPORATION


                                By /s/  Charles Kallmann
                                         President
 Date: December 13, 1999


       AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") among DECURION CORPORATION, a Delaware corporation ("Decurion"), THE HYDROGIENE CORPORATION, a Florida corporation ("Hydrogiene") and the persons listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of Decurion.

       Whereas, Hydrogiene wishes to acquire and the Shareholders wish to transfer all of the issued and outstanding securities of Decurion in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

       Now, therefore, Decurion, Hydrogiene and the Shareholders adopt this plan of reorganization and agree as follows:

       5.      EXCHANGE OF STOCK

       5.1. NUMBER OF SHARES. The Shareholders agree to transfer to Hydrogiene at the Closing (defined below) the number of shares of common stock of Decurion, $.0001 par value per share, shown opposite their names in Exhibit A, in exchange pro rata for an aggregate of 1,500,000 shares of voting common stock of Hydrogiene, $0.0001 par value per share.

       5.2. EXCHANGE OF CERTIFICATES. Each holder of an outstanding certificate or certificates theretofore representing shares of Decurion common stock shall surrender such certificate(s) for cancellation to Hydrogiene, and shall receive in exchange a certificate or certificates representing the number of full shares of Hydrogiene common stock into which the shares of Decurion common stock represented by the certificate or certificates so surrendered shall have been converted. The transfer of Decurion shares by the Shareholders shall be effected by the delivery to Hydrogiene at the Closing of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank.

       5.3. FRACTIONAL SHARES. Fractional shares of Hydrogiene common stock shall not be issued, but in lieu thereof Hydrogiene shall round up fractional shares to the next highest whole number.

       5.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as Hydrogiene may request in order more effectively to sell, transfer, and assign the transferred stock to Hydrogiene and to confirm Hydrogiene's title thereto.

       6. RATIO OF EXCHANGE. The securities of Decurion owned by the Shareholders, and the relative securities of Hydrogiene for which they will be exchanged, are set out opposite their names in Exhibit A.

       7.      CLOSING.

       7.1. TIME AND PLACE. The Closing contemplated herein shall be held as soon as possible at the offices of Cassidy & Associates at 1504 R Street, NW, Washington, D.C. unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

       7.2. FORM OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

       8.      UNEXCHANGED CERTIFICATES.   Until surrendered, each
outstanding certificate that prior to the Closing represented Decurion common stock shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of Hydrogiene common stock into which it was converted. No dividend or other distribution shall be paid to the holders of certificates of Decurion common stock until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

       9.      REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

       The Shareholders, individually and separately, represent and warrant as follows:

       9.1. TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Decurion shares which are listed in the attached schedule and which they have contracted to exchange.

       9.2. LITIGATION. There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to shares of Decurion held by the Shareholders.

       10. REPRESENTATIONS AND WARRANTIES OF DECURION. Decurion represents and warrants that:

       10.1. CORPORATE ORGANIZATION AND GOOD STANDING. Decurion is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

       10.2. REPORTING COMPANY STATUS. Decurion has filed with the Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section12(g) thereunder.

       10.3. REPORTING COMPANY FILINGS. Decurion has timely filed and is current on all reports required to be filed by it pursuant to Section13 of the Securities Exchange Act of 1934.

       10.4. CAPITALIZATION. Decurion's authorized capital stock consists of 100,000,000 shares of Common Stock, $.0001 par value, of which 5,000,000 shares are issued and outstanding, and 20,000,000 shares of Preferred Stock, of which no shares are issued or outstanding.

       10.5. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

       10.6. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Decurion Common or Preferred
Stock issued or committed to be issued.

       10.7. CORPORATE AUTHORITY. Decurion has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

       10.8. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by Decurion's board of directors.

       10.9.   SUBSIDIARIES.  Decurion has no subsidiaries.

       10.10. FINANCIAL STATEMENTS. Decurion's financial statements dated as of June 7, 1999 copies of which will have been delivered by Decurion to Hydrogiene prior to the Closing Date (the "Decurion Financial Statements"), fairly present the financial condition of Decurion as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

       10.11. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Decurion Financial Statements, Decurion did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

       10.12. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Decurion since the date of the Decurion Financial Statements.

       10.13. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Decurion , any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Decurion or against any of its officers.

       10.14. CONTRACTS. Except as set out by attached schedule, Decurion is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

       10.15. TITLE. Except as set out by attached schedule, Decurion has good and marketable title to all the real property and good and valid title to all other property included in the Decurion Financial Statements. Except as set out in the balance sheet thereof, the properties of Decurion are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Decurion .

       10.16. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Decurion for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Decurion Financial Statements are adequate to cover any such taxes that may be assessed against Decurion in respect of its business and its operations during the periods covered by the Decurion Financial Statements and all prior periods.

       10.17. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Decurion is subject or by which Decurion is bound.

       11.     REPRESENTATIONS AND WARRANTIES OF HYDROGIENE.
Hydrogiene represents and warrants that:

       11.1. CORPORATE ORGANIZATION AND GOOD STANDING. Hydrogiene is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

       11.2. CAPITALIZATION. Hydrogiene's authorized capital stock consists of 50,000,000 shares of Common Stock, $.0001 par value, of which 18,694,221 shares are issued and outstanding, and 50,000,000 shares of preferred stock, of which no shares are issued and outstanding.

       11.3. NUMBER OF SHAREHOLDERS. Hydrogiene represents that it has not less than 300 round lot shareholders.

       11.4. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

       11.5.   STOCK RIGHTS.    Except as set out by attached
schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Hydrogiene Common or Preferred
Stock issued or committed to be issued.

       11.6. CORPORATE AUTHORITY. Hydrogiene has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

       11.7. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by Hydrogiene's board of directors.


       11.8. SUBSIDIARIES. As set out in schedule attached hereto, Hydrogiene has no subsidiaries.

       11.9. FINANCIAL STATEMENTS. Hydrogiene's unaudited financial statements dated as of June 30, 1999, financial statements copies of which will have been delivered by Hydrogiene to Decurion prior to the Closing Date (the "Hydrogiene Financial Statements"), fairly present the financial condition of Hydrogiene as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

       11.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Hydrogiene Financial Statements, Hydrogiene did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

       11.11. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Hydrogiene since the date of the Hydrogiene Financial Statements.

       11.12. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Hydrogiene, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Hydrogiene or against any of its officers.

       11.13. CONTRACTS. Except as set out by attached schedule, Hydrogiene is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

       11.14. TITLE. Except as set out by attached schedule, Hydrogiene has good and marketable title to all the real property and good and valid title to all other property included in the Hydrogiene Financial Statements. Except as set out in the balance sheet thereof, the properties of Hydrogiene are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Hydrogiene.

       11.15. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Hydrogiene for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Hydrogiene Financial Statements are adequate to cover any such taxes that may be assessed against Hydrogiene in respect of its business and its operations during the periods covered by the Hydrogiene Financial Statements and all prior periods.

       11.16. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Hydrogiene is subject or by which Hydrogiene is bound.

       12.     CONDUCT PENDING THE CLOSING

       Decurion, Hydrogiene and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

       12.1. No change will be made in the charter documents, by-laws, or other corporate documents of Decurion.

       12.2. Decurion will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

       12.3. No change will be made in the charter documents, by-laws, or other corporate documents of Hydrogiene.

       12.4. Hydrogiene will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

       12.5. None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the Decurion shares of common stock owned by them.

       13.     CONDITIONS PRECEDENT TO OBLIGATION OF THE SHAREHOLDERS

       The Shareholder's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

       13.1. HYDROGIENE'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Hydrogiene set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

       13.2. HYDROGIENE'S COVENANTS. Hydrogiene shall have performed all covenants required by this Agreement to be performed by it on or before the Closing.

       13.3. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of Hydrogiene.

       13.4. SUPPORTING DOCUMENTS OF HYDROGIENE. Hydrogiene shall have delivered to the Shareholders the following documents in form and substance reasonably satisfactory to the Shareholders:

       (a) A good standing certificate from the jurisdiction of Hydrogiene's organization stating that Hydrogiene is a corporation duly organized, validly existing, and in good standing;

       (b) Secretary's certificate stating that Hydrogiene's authorized capital stock is as set forth herein;

       (c) Certified copies of the resolutions of the board of directors of Hydrogiene authorizing the execution of this Agreement and the consummation hereof;

       (d) Secretary's certificate of incumbency of the officers and directors of Hydrogiene;

       (e)     Hydrogiene's Financial Statements; and

       (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

       14.     CONDITIONS PRECEDENT TO OBLIGATION OF HYDROGIENE

       Hydrogiene's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by Hydrogiene:

       14.1. SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

       14.2. SHAREHOLDERS' COVENANTS. The Shareholders shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

       14.3. DECURION'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Decurion set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

       14.4. DECURION'S COVENANTS. Decurion shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

       14.5. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of Decurion.

       14.6. SUPPORTING DOCUMENTS OF DECURION. Decurion shall have delivered to the Shareholders the following documents in form and substance reasonably satisfactory to the Shareholders:

       (a) A good standing certificate from the jurisdiction of Decurion's organization stating that Decurion is a corporation duly organized, validly existing, and in good standing;

       (b) Secretary's certificate stating that Decurion's authorized capital stock is as set forth herein;

       (c) Certified copies of the resolutions of the board of directors of Decurion authorizing the execution of this Agreement and the consummation hereof;

       (d) Secretary's certificate of incumbency of the officers and directors of Decurion;

       (e)     Decurion's Financial Statements; and

       (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

       15. SHAREHOLDER REPRESENTATIVE. The Shareholders hereby irrevocably designate and appoint Cassidy & Associates, 1504 R
Street, N.W. Washington, District of Columbia 20009, as their agent and attorney in fact (the "Shareholders' Representative") with full power and authority until the Closing to execute, deliver, and receive on their behalf all notices, requests, and other communications hereunder; to fix and alter on their behalf the date, time, and place of the Closing; to waive, amend, or modify any provisions of this Agreement, and to take such other action on their behalf in connection with this Agreement, the Closing, and the transactions contemplated hereby as such agent or agents deem appropriate; provided, however, that no such waiver, amendment, or modification may be made if it would decrease the number of shares to be issued to the Shareholders hereunder or increase the extent of their obligation to indemnify Reorganization hereunder.

       16. TERMINATION. This Agreement may be terminated (1) by mutual consent in writing; (2) by any of the Shareholders, Hydrogiene or Decurion if there has been a material misrepresentation or material breach of any warranty or covenant by any other party; or (3) by any of the Shareholders, Hydrogiene or Decurion if the Closing shall not have taken place within 15 days following execution of this Agreement, unless adjourned to a later date by mutual consent in writing.

       17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders, Hydrogiene and Decurion set out herein shall survive the Closing.

       18.     ARBITRATION

       18.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the District of Columbia.

       18.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the District of Columbia. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

       18.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Delaware, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

       18.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

       18.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

       18.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

       18.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

       18.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

       18.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

       18.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

       19.     GENERAL PROVISIONS.

       19.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

       19.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

       19.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

       19.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

       If to Decurion, to:

       Decurion Corporation
       1504 R Street, N.W.
       Washington, District of Columbia 20009

       If to Hydrogiene, to:

       Hydrogiene Business Group Corporation
       c/o Butcher & Williams
       Suite 3827
       1001 Fourth Avenue Plaza
       Seattle, Washington 98154

       If to the Shareholders, to:

       Cassidy & Associates
       1504 R Street, N.W.
       Washington, District of Columbia 20009

       19.5. GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

       19.6. ASSIGNMENT. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

       19.7. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

       19.8. EXCHANGE AGENT AND CLOSING DATE. The Exchange Agent shall be the law firm of Cassidy & Associates, Washington, D.C. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 15 days following execution of this agreement unless extended by mutual consent of the parties.

       19.9. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

       19.10. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon and shall be dated.

       19.11. EFFECTIVE DATE. This effective date of this agreement shall be December 13, 1999.

        SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION
     AMONG DECURION, HYDROGIENE AND THE SHAREHOLDERS OF DECURION


        IN WITNESS WHEREOF, the parties have executed this agreement.


                              DECURION CORPORATION


                              By___________________________________


                              THE HYDROGIENE CORPORATION


                              By___________________________________
                                        President

                              THE SHAREHOLDERS OF DECURION CORPORATION:

                              TPG CAPITAL CORPORATION:


                                   By
                              ________________________________________
                             James M. Cassidy,  President